Exhibit 21.1
LANDSEA HOMES CORPORATION
Subsidiaries List

	Entity Name	Jurisdiction of Incorporation or Organization
1	54 Windsor, LLC	AZ
2	A & J Companies, LLC	AZ
3	Acoma Court, LLC	AZ
4	Alice Park, LLC	AZ
5	AV1, LLC	AZ
6	Bethany Ranch, LLC	AZ
7	CDR11, LLC	AZ
8	Country Club Lakes Developers, LLC	FL
9	Garrett Walker Development, LLC	AZ
10	Garrett Walker Homes, LLC	AZ
11	Georgiana Community Developers LLC	FL
12	Grand Manor, LLC	AZ
13	GW Sales, LLC	AZ
14	GWH Cantada, LLC	AZ
15	GWH Grand Village, LLC	AZ
16	GWH Holdings, LLC	AZ
17	GWH Mountain Views, LLC	AZ
18	GWH NCC 13 & 14, LLC	AZ
19	GWH NCC 9 & 11, LLC	AZ
20	GWH NCC, LLC	AZ
21	GWH NCC-71, LLC	AZ
22	GWH Northern Farms, LLC	AZ
23	GWH Park Forest, LLC	AZ
24	GWH Sundance, LLC	AZ
25	GWH Sunrise, LLC	AZ
26	GWH Sunset Farms, LLC	AZ
27	GWH Trenton Park, LLC	AZ
28	GWH West Pointe Estates, LLC	AZ
29	GWH West Pointe Village, LLC	AZ
30	Hearn Manor, LLC	AZ
31	Heritage Point Community Developers LLC	FL
32	HNM, LLC	AZ
33	JJAZ Construction, LLC	AZ
34	Landsea Construction Arizona Inc.	DE
35	Landsea Construction Inc.	DE
36	Landsea Construction LLC	CA
37	Landsea Homes of Arizona LLC	DE
38	Landsea Homes of California Inc.	DE
39	Landsea Homes of Florida LLC	DE
40	Landsea Homes of Texas LLC	DE
41	Landsea Homes US Corporation	DE

Exhibit 21.1

42	Landsea Homes- WAB 2 LLC	DE
43	Landsea Homes-WAB LLC	DE
44	Landsea Real Estate Arizona Inc.	DE
45	Landsea Real Estate California, Inc.	CA
46	Landsea Real Estate Inc.	CA
47	Landsea Real Estate, New Jersey, L.L.C.	DE
48	Landsea Urban LLC	DE
49	LS Investco Vale LLC	DE
50	LS Manager Vale LLC	DE
51	LS-14 Ave JV LLC	DE
52	LS-14 Ave LLC	DE
53	LS-14 Ave Member LLC	DE
54	LS-14 Ave Mezz LLC	DE
55	LS-51 Peoria LLC	DE
56	LS-925 Wolfe LLC	DE
57	LS-Alameda Marina LLC	DE
58	LS-Anaheim LLC	DE
59	LS-Anthem LLC	DE
60	LS-Bentridge LLC	DE
61	LS-Boston Point LLC	DE
62	LS-Chandler LLC	DE
63	LS-Chatsworth LLC	DE
64	LS-Citrus Park LLC	DE
65	LS-Danville LLC	DE
66	LS-Eastmark LLC	DE
67	LS-Eastmark V LLC	DE
68	LS-FL Courtyards at Waterstone LLC	DE
69	LS-Fontana LLC	DE
70	LS-Goodyear LLC	DE
71	LS-LA Simi LLC	CA
72	LS-LA Simi Mezz LLC	DE
73	LS-LCF CA, LLC	DE
74	LS-Lido LLC	DE
75	LS-Milpitas LLC	DE
76	LS-Newark LLC	DE
77	LS-NJ Port Imperial Borrower, LLC	DE
78	LS-NJ Port Imperial EB5 Borrower, LLC	DE
79	LS-NJ Port Imperial JV, LLC	DE
80	LS-NJ Port Imperial LLC	DE
81	LS-NJ Port Imperial Member, LLC	DE
82	LS-North Phoenix LLC	DE
83	LS-Novato LLC	DE
84	LS-OC Portola LLC	CA
85	LS-Ontario II LLC	DE
86	LS-Ontario LLC	DE

Exhibit 21.1

87	LS-PA Boston Point LLC	DE
88	LS-Placentia LLC	DE
89	LS-Queen Creek II LLC	DE
90	LS-Queen Creek LLC	DE
91	LS-San Juan LLC	DE
92	LS-Santa Clara LLC	DE
93	LS-SF Jordan Ranch LLC	CA
94	LS-Sunnyvale LLC	CA
95	LS-Tracy LLC	DE
96	LS-VEH 2 LLC	DE
97	LS-VEH Country Club Lakes LLC	DE
98	LS-VEH Eagle Crest LLC	FL
99	LS-VEH Georgiana Reserve LLC	DE
100	LS-VEH Halifax Bulow LLC	DE
101	LS-VEH Halifax Estate LLC	DE
102	LS-VEH Junction LLC	DE
103	LS-VEH Lake Helen LLC	DE
104	LS-VEH LLC	DE
105	LS-VEH Redtail LLC	DE
106	LS-VEH St. John's LLC	DE
107	LS-VEH TX 2 LLC	DE
108	LS-VEH TX LLC	DE
109	LS-Verrado Marketside LLC	DE
110	LS-Verrado Victory Duplex LLC	DE
111	LS-Walnut Creek LLC	DE
112	LS-Wilder LLC	DE
113	Mercedes Premier Homes Jacksonville LLC	FL
114	Mercedes Premier Homes Melbourne LLC	FL
115	Mercedes Premier Homes, LLC	FL
116	Mercedes Premier Realty, LLC	FL
117	Olive Park, LLC	AZ
118	Paradise 21, LLC	AZ
119	Pinnacle West Homes Alamar LLC	AZ
120	Pinnacle West Homes and Development, LLC	AZ
121	Pinnacle West Homes Centerra LLC	AZ
122	Pinnacle West Homes Destiny LLC	AZ
123	Pinnacle West Homes E-69 LLC	AZ
124	Pinnacle West Homes E44, LLC	AZ
125	Pinnacle West Homes E48 LLC	AZ
126	Pinnacle West Homes E70 LLC	AZ
127	Pinnacle West Homes E92 LLC	AZ
128	Pinnacle West Homes Encanta LLC	AZ
129	Pinnacle West Homes Highlands LLC	AZ
130	Pinnacle West Homes Holding LLC	DE
131	Pinnacle West Homes M71 LLC	AZ

Exhibit 21.1

132	Pinnacle West Homes M72 LLC	AZ
133	Pinnacle West Homes V117, LLC	AZ
134	Point Condo Holdings LLC	DE
135	Point Condo LLC	DE
136	Portola PA-1 Mezz Owner LLC	DE
137	Portola PA-1 Owner, LLC	DE
138	Portola PA-3 Mezz Owner LLC	DE
139	Portola PA-3 Owner, LLC	DE
140	Portola PA-4 Mezz Owner LLC	DE
141	Portola PA-4 Owner, LLC	DE
142	Portola PA-5 Mezz Owner LLC	DE
143	Portola PA-5 Owner, LLC	DE
144	Portola PA-5B Mezz Owner LLC	DE
145	Portola PA-5B Owner, LLC	DE
146	SF Vale, LLC	DE
147	SFGW, LLC	AZ
148	SGCR, LLC	AZ
149	SMGWH, LLC	AZ
150	Summers Place At Baseline, LLC	AZ
151	The Grove At Baseline, LLC	AZ
152	The Junction Community Developers LLC	FL
153	The Ridge, LLC	AZ
154	The Vale PA-1 Owner, LLC	DE
155	The Vale PA-2 Owner, LLC	DE
156	The Vale PA-3 Owner, LLC	DE
157	Thousand Oaks Development, LLC	FL
158	Townley Park, LLC	AZ
159	VE Homes, LLC	FL
160	Vintage Estate Homes LLC	FL
161	Vintage Estate Homes of Texas LLC	FL